UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 2020

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4582 SOUTH ULSTER STREET

SUITE 1700, DENVER, CO 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 757-8101

NOT APPLICABLE

(Former name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Aimco Investment and Management Company Class A Common Stock	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act.  ☐

Explanatory Note

This Form 8-K/A is filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by Apartment Investment and Management Company (the “Company”) with the Securities and Exchange Commission on November 17, 2020. The Amendment is being filed to amend Item 5.07 to include the final certified voting results received from First Coast Results, Inc. (“the Inspector”), the independent inspector of election for the solicitation of written consents and revocations of consent from holders of outstanding shares of the Company’s common stock as of the November 4, 2020 record date (the “Record Date”).

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On November 18, 2020, the Inspector completed its review and certified the results of the written consent solicitation conducted by Land & Buildings Investment Management, LLC, together with its affiliates (collectively, “Land & Buildings”), in connection with Land & Buildings’ request for a special meeting of the Company’s stockholders (the “Special Meeting”). According to the Inspector, consents were delivered by Land & Buildings to the Company on November 11, 2020, with respect to 64,313,667 shares of the Company’s common stock as of the Record Date with respect to the proposal to request a special meeting and the proposal with respect to certain matters incidental to calling the special meeting.

Based on the 148,865,947 shares of the Company’s common stock outstanding on the Record Date, Land & Buildings delivered consents representing approximately 43.2% of the outstanding shares of the Company’s common stock entitled to vote at a special meeting, in excess of the 25% of outstanding shares entitled to vote necessary to call a special meeting under the Company’s Amended and Restated By-Laws. At the Special Meeting, Land & Buildings has indicated it intends to submit to the Company’s stockholders proposals to (i) approve a non-binding resolution urging the board of directors to put any proposed separation or spin-off involving the Company to a vote of the Company’s stockholders at a duly called meeting of stockholders and to refrain from proceeding with any such separation or spin-off involving the Company unless approved by a vote of a majority of the Company’s stockholders and (ii) transact such other business as may properly come before the Special Meeting.

ITEM 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are furnished with this report:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 19, 2020

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Paul Beldin
Paul Beldin
Executive Vice President and Chief Financial Officer

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